UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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BED BATH & BEYOND INC.
(Name of Registrant as Specified in Its Charter)

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS SPECIAL OPPORTUNITIES, L.P. XII

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

MACELLUM HOME FUND, LP

MACELLUM MANAGEMENT, LP

MACELLUM ADVISORS GP, LLC

JONATHAN DUSKIN

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA CATALYST, LP

MERLIN PARTNERS INSTITUTIONAL, LP

ANCORA MERLIN, LP

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA/THELEN SMALL-MID CAP FUND

ANCORA ADVISORS, LLC

FREDERICK DISANTO

THERESA R. BACKES

JOHN E. FLEMING

SUE ELLEN GOVE

JANET E. GROVE

JEFFREY A. KIRWAN

JEREMY I. LIEBOWITZ

CYNTHIA S. MURRAY

HUGH R. ROVIT

ALEXANDER W. SMITH

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Legion Partners Holdings, LLC, Macellum Advisors GP, LLC and Ancora Advisors, LLC, together with the other participants named herein (collectively, the “Participants”), has filed a preliminary proxy statement and an accompanying WHITE proxy card and intends to file a definitive proxy statement and an accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit proxies for the election of their slate of director nominees at the 2019 annual meeting of shareholders of Bed Bath & Beyond Inc., a New York corporation (the “Company”).

Item 1: On May 10, 2019, the Participants issued the following press release and posted it to www.restorebedbath.com:

INVESTOR GROUP FILES COMPLAINT AGAINST BED BATH & BEYOND TO PROTECT SHAREHOLDER RIGHTS TO A FAIR ELECTION

Believes the Company is seeking to disenfranchise shareholders and gain an unfair advantage in the proxy contest

Bed Bath’s continued governance issues underscore that meaningful change is needed at the Company now

Legion revises slate to 10 nominees given Company’s reduction in size of Board

NEW YORK – 5/10/2019 – Legion Partners Holdings, LLC (“Legion Partners Holdings” together with its affiliates, “Legion Partners”), Macellum Advisors GP, LLC (together with its affiliates, “Macellum”), and Ancora Advisors, LLC (together with its affiliates, “Ancora” and, together with Legion Partners and Macellum, “the Investor Group”) today announced that Legion Partners Holdings has filed a complaint in the United States District Court, Southern District of New York against Bed Bath & Beyond Inc. (NASDAQ: BBBY) (“Bed Bath” or the “Company”). The complaint focuses on the Company’s efforts to subvert the rights of shareholders in relation to Legion Partners Holdings’ nomination of a full slate of highly-qualified director candidates for election to the Board of Directors (the “Board”) at the 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) – specifically, the Company’s refusal to take steps to ensure that the election of our director nominees will not trigger certain change in control provisions.

The Investor Group issued the following statement in connection with the filing of the complaint:

“In order to avoid triggering potential adverse financial consequences under Bed Bath’s $1.5 billion notes if a majority of our nominees were to be elected at the 2019 Annual Meeting, the Board can take the simple step of approving our nominees. Rather than doing this in a timely fashion – in order to ensure a free and fair election without the threat of such potential consequences – the Board has instead sought to put up unnecessary obstacles, leaving us no choice but to file a legal complaint against the Company.

We believe the Board is trying to disenfranchise shareholders to gain an unfair advantage at the 2019 Annual Meeting, and we are highly disappointed that Bed Bath has resorted to these maneuvers. All shareholders should recognize these tactics for what they are: further evidence that the current Board and leadership of Bed Bath are unable or unwilling to act in the best interests of shareholders and that more meaningful change is needed now.

To be clear, under the Company’s indenture governing approximately $1.5 billion of senior unsecured notes, a change of control can occur upon a change of a majority of the Board followed by a rating downgrade. If such a downgrade occurred after the election of Legion’s slate, the Company would need to make a change of control offer at 101% of the principal amount of debt under the notes plus accrued interest.

The Board has the discretionary authority to approve of a dissident’s nominees as “continuing directors” for the sole purpose of preventing any negative effects from shareholders exercising their right to effect meaningful change at the Board level. Such approval is not an endorsement or recommendation and the Company may otherwise oppose the nominees in a proxy fight. Approving the nominees as continuing directors allows shareholders to elect the most qualified directors on the merits without being influenced by the significant payments that the Company may be obligated to make if the change of control provisions were triggered.

Importantly, courts have held that the failure to provide such an approval may constitute a breach of the Board’s duty of loyalty and care. Despite repeated requests to have the Board approve of our nominees, the Board has refused, arguing it may not be able to “approve” of the nominees without endorsing the nominees or interviewing them, notwithstanding Legion Partners Holdings submitting almost 1,500 pages of information required under the Company’s onerous requirements and subsequent requests for additional information, which clearly has provided the Board sufficient information to assess the qualification of the nominees.

If shareholders conclude that the Investor Group’s nominees should be elected to the Board, that determination alone should suffice. The Board’s suggestion that it can override shareholder wishes and risk a default under its material agreements is improper and unlawful.

The Company’s tactics, in our view, represent further examples of its seeming focus on resisting the will of shareholders at all costs. Sweeping change is urgently needed – which is why Legion Partners Holdings has nominated a slate of highly-qualified, independent candidates to the Board at the 2019 Annual Meeting of Shareholders. Given the Company’s recently-announced reduction in the size of the Board to 10, we have updated our slate to 10 nominees. We are committed to continuing to take on the hard work necessary to make improvements at Bed Bath for the benefit of all stakeholders.”

For more information visit https://restorebedbath.com/.

About Legion Partners

Legion Partners is a long-term-oriented activist fund focused on producing superior risk-adjusted returns for clients. Legion Partners’ investment strategy is concentrated on North American small cap equities, utilizing deep fundamental research and long-term shareholder engagement to drive superior performance over time.

About Macellum

Macellum has substantial experience investing in consumer and retail companies and assisting such companies in improving their long-term financial and stock price performance. Macellum’s historical investments include: Collective Brands, GIII Apparel Group, Hot Topic, Charming Shoppes and Warnaco, among other companies. Macellum prefers to constructively engage with management to improve its governance and performance for the benefit of all stockholders, as it did with Perry Ellis. However, when management is entrenched, Macellum has run successful proxy contests to effectuate meaningful change, including at The Children’s Place, Christopher & Banks and most recently at Citi Trends.

About Ancora Advisors

Ancora Holdings, Inc. is an employee owned, Cleveland, Ohio based holding company which wholly owns three separate and distinct SEC Registered Investment Advisers, Ancora Advisors, Inc., Ancora Family Wealth Advisors, LLC and Ancora Retirement Plan Advisors, Inc. and Inverness Securities LLC, a broker dealer. Ancora Advisors, LLC specializes in customized portfolio management for individual investors, high net worth investors, investment companies (mutual funds), pooled investments (hedge funds/investment limited partnerships), and institutions such as pension/profit sharing plans, corporations, charitable & “Not-for Profit” organizations, and unions. Ancora Family Wealth Advisors, LLC is a leading, regional investment and wealth advisor managing assets on behalf families and high net-worth individuals. Ancora Retirement Plan Advisors, Inc. specializes in providing non-discretionary investment guidance for small and midsize employer sponsored retirement plans.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”), Macellum Advisors GP, LLC, a Delaware limited liability company (“Macellum GP”), and Ancora Advisors, LLC, a Delaware limited liability company (“Ancora Advisors”) together with the participants named herein, intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of their slate of ten highly qualified director nominees at the 2019 annual meeting of shareholders of Bed Bath & Beyond Inc., a New York corporation (the “Company”).

LEGION PARTNERS HOLDINGS, MACELLUM GP, AND ANCORA ADVISORS STRONGLY ADVISE ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT http://www.sec.gov. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST.

The participants in the proxy solicitation are Legion Partners Holdings, Legion Partners, L.P. I, a Delaware limited partnership (“Legion Partners I”), Legion Partners, L.P. II, a Delaware limited partnership (“Legion Partners II”), Legion Partners Special Opportunities, L.P. XII, a Delaware limited partnership (“Legion Partners Special XII”), Legion Partners, LLC, a Delaware limited liability company (“Legion LLC”), Legion Partners Asset Management, LLC, a Delaware limited liability company (“Legion Partners Asset Management”), Christopher S. Kiper, Raymond T. White, Macellum GP, Macellum Home Fund, LP, a Delaware limited partnership (“Macellum Home”), Macellum Management, LP, a Delaware limited partnership (“Macellum Management”), Jonathan Duskin, Ancora Catalyst Institutional, LP, a Delaware limited partnership (“Ancora Catalyst Institutional”), Ancora Catalyst, LP, a Delaware limited partnership (“Ancora Catalyst”), Merlin Partners Institutional, LP, a Delaware limited partnership (“Merlin Institutional”), Ancora Merlin, LP, a Delaware limited partnership (“Ancora Merlin”), Ancora Special Opportunity Fund, a series of the Ancora Trust, an Ohio business trust (“Ancora Special Opportunity”), Ancora/Thelen Small-Mid Cap Fund, a series of the Ancora Trust, an Ohio business trust (“Ancora/Thelen”), Ancora Advisors, LLC, a Nevada limited liability company (“Ancora Advisors”), Frederick DiSanto, Theresa R. Backes, John E. Fleming, Sue Ellen Gove, Janet E. Grove, Jeffrey A. Kirwan, Jeremy I. Liebowitz, Cynthia S. Murray, Hugh R. Rovit and Alexander W. Smith.

As of the date of this press release, Legion Partners I directly beneficially owns 3,452,124 shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company, including 898,000 shares underlying long call options, Legion Partners II directly beneficially owns 199,952 shares of Common Stock, including 52,000 shares underlying long call options, Legion Partners Special XII directly beneficially owns 982,000 shares of Common Stock, including 200,000 shares underlying long call options, and Legion Partners Holdings directly beneficially owns 200 shares of Common Stock in record name and as the sole member of Legion Partners Asset Management and sole member of Legion LLC, Legion Partners Holdings may also be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, and 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options. As the general partner of each of Legion Partners I, Legion Partners II and Legion Partners Special XII, Legion LLC may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, and 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options. As the investment advisor of each of Legion Partners I, Legion Partners II and Legion Partners Special XII, Legion Partners Asset Management may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, and 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. Kiper may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options and 200 shares of Common Stock beneficially owned directly by Legion Partners Holdings. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. White may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options and 200 shares of Common Stock beneficially owned directly by Legion Partners Holdings. Macellum Home directly beneficially owns 446,415 shares of Common Stock, including 89,500 shares underlying long call options. As the investment manager of Macellum Home, Macellum Management may be deemed to beneficially own the 446,415 shares of Common Stock beneficially owned directly by Macellum Home, including 89,500 shares underlying long call options. As the general partner of Macellum Home, Macellum GP may be deemed to beneficially own the 446,415 shares of Common Stock beneficially owned directly by Macellum Home, including 89,500 shares underlying long call options. As the sole member of Macellum GP, Mr. Duskin may be deemed to beneficially own the 446,415 shares of Common Stock beneficially owned directly by Macellum Home, including 89,500 shares underlying long call options. Ancora Catalyst Institutional directly beneficially owns 244,195 shares of Common Stock, including 83,700 shares underlying long call options, Ancora Catalyst directly beneficially owns 18,380 shares of Common Stock, including 6,300 shares underlying long call options, Merlin Institutional directly beneficially owns 235,455 shares of Common Stock, including 81,000 shares underlying long call options, Ancora Merlin directly beneficially owns 27,121 shares of Common Stock, including 9,000 shares underlying long call options, Ancora Special Opportunity directly beneficially owns 20,000 shares of Common Stock and Ancora/Thelen directly beneficially owns 96,780 shares of Common Stock. As the investment advisor to each of Ancora Catalyst Institutional, Ancora Catalyst, Merlin Institutional, Ancora Merlin, Ancora Special Opportunity, Ancora/Thelen and certain separately managed accounts, including accounts held by owners and employees of Ancora Advisors of which Ancora Advisors has sole voting and dispositive power over (collectively, the “SMAs”), Ancora Advisors may be deemed to beneficially own the 244,195 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 83,700 shares underlying long call options, 18,380 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 6,300 shares underlying long call options, 235,455 shares of Common Stock beneficially owned directly by Merlin Institutional, including 81,000 shares underlying long call options, 27,121 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,000 shares underlying long call options, 20,000 shares of Common Stock beneficially owned directly by Ancora Special Opportunity, 96,780 shares of Common Stock beneficially owned directly by Ancora/Thelen and 1,187,317 shares of Common Stock held in the SMAs. As the Chairman and Chief Executive Officer of Ancora Advisors, Mr. DiSanto may be deemed to beneficially own the 244,195 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 83,700 shares underlying long call options, 18,380 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 6,300 shares underlying long call options, 235,455 shares of Common Stock beneficially owned directly by Merlin Institutional, including 81,000 shares underlying long call options, 27,121 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,000 shares underlying long call options, 20,000 shares of Common Stock beneficially owned directly by Ancora Special Opportunity, 96,780 shares of Common Stock beneficially owned directly by Ancora/Thelen and 1,187,317 shares of Common Stock held in the SMAs. As of the date hereof, John E. Fleming directly beneficially owns 5,000 shares of Common Stock. As of the date hereof, none of Theresa R. Backes, Sue Ellen Gove, Janet E. Grove, Jeffrey A. Kirwan, Jeremy I. Liebowitz, Cynthia S. Murray, Hugh R. Rovit or Alexander W. Smith own beneficially or of record any securities of the Company.

Media contact:

Sloane & Company

Dan Zacchei / Joe Germani

212.486.9500

dzacchei@sloanepr.com / jgermani@sloanepr.com

Investor contact:

John Ferguson / Joe Mills

Saratoga Proxy Consulting LLC

(212) 257-1311

info@saratogaproxy.com

Source:

Legion Partners Holdings, LLC, Macellum Advisors GP, LLC and Ancora Advisors, LLC

Item 2: On May 10, 2019, the Participants posted the following materials to www.restorebedbath.com: